                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
            THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )


    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



              FBL MONEY MARKET FUND, INC. (FILE NOS. 2-70162 AND 811-3121)
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                   BOARD OF DIRECTORS OF REGISTRANT
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):


/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------



*Set forth the amount on which the filing fee is calculated and state how it was determined.

FBL Money Market Fund, Inc.                                   September 25, 1996


Dear Stockholders,


    A meeting of the stockholders of FBL Money Market Fund, Inc. (the "Fund") will be held on Thursday, November 7, 1996 at 9:30 a.m. CST at 5400 University Avenue, West Des Moines, Iowa. This meeting has been called to consider and vote upon the election of directors and the retention of Ernst & Young LLP as auditors. YOUR DIRECTORS HAVE UNANIMOUSLY APPROVED THE PROPOSALS THAT YOU ARE BEING ASKED TO VOTE UPON.


    Some of you will receive multiple proxies because of your ownership of more than one account within the Fund. Your vote is important. To ensure that your vote is counted it is necessary that you:

    - Review the attached proposals;

    - Complete and sign each proxy card that you receive; and

    - Return the proxy card(s) in the enclosed postage-paid envelope as soon as possible. Multiple proxies may be sent in one envelope.

    Your prompt response will save your Fund the expense of additional solicitations.

Sincerely,

Edward M. Wiederstein
PRESIDENT

                          FBL MONEY MARKET FUND, INC.
                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
                            TELEPHONE (515) 225-5586
                                 (800) 247-4170

                     NOTICE OF FBL MONEY MARKET FUND, INC.
                        SPECIAL MEETING OF STOCKHOLDERS
                                NOVEMBER 7, 1996


                                                              September 25, 1996


TO THE STOCKHOLDERS OF FBL MONEY MARKET FUND, INC.:

    Notice is hereby given that a Special Meeting of Stockholders of FBL Money Market Fund, Inc. (the "Fund") will be held at 5400 University Avenue, West Des Moines, Iowa on Thursday, November 7, 1996, at 9:30 a.m., CST, for the following purposes:

    1. To elect nine (9) directors to serve for a term beginning November 7, 1996 to continue until their successors shall have been duly appointed or elected.

    2. To ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending July 31, 1997.

    3. To transact such other business as may properly come before the Special Meeting.

    Stockholders of record of the Fund at the close of business on August 30, 1996 are entitled to notice of and to vote at the Special Meeting.

    IN ORDER TO AVOID DELAYS AND ADDITIONAL EXPENSE FOR THE FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT THE SPECIAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          Edward M. Wiederstein
                                          PRESIDENT

                          FBL MONEY MARKET FUND, INC.
                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
                            TELEPHONE (515) 225-5586
                                 (800) 247-4170
                                PROXY STATEMENT

                                                              September 25, 1996


                              GENERAL INFORMATION


    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of the Fund of proxies to be voted at the Special Meeting of Stockholders of the Fund to be held on November 7, 1996, and at any and all adjournments thereof. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Fund. Additional solicitation may be made by letter, telephone or facsimile by officers or employees of FBL Investment Advisory Services, Inc., the Fund's Investment Adviser and Distributor, which is located at 5400 University Avenue, West Des Moines, Iowa 50266 (the "Adviser").


    On the matters as to which a choice has been specified by the stockholders on the proxy, the shares of the Fund will be voted accordingly. If no choice is specified, the shares of the Fund will be voted FOR the election of the nine nominees for director as listed in this Proxy Statement and FOR ratification of the selection of Ernst & Young LLP as the Fund's independent auditors. Stockholders who give proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person.

    A quorum of stockholders is required to take action at the Fund's Special Meeting. A majority of the shares issued and outstanding and entitled to vote at the Special Meeting, represented in person or by proxy, will constitute a quorum. Votes cast by proxy or in person will be tabulated by the judges, who will determine whether a quorum is present at the Special Meeting. The judges will treat abstentions as present for the purpose of determining a quorum.


    For purposes of determining the approval of the matters submitted for a vote, abstentions will have the same effect as shares voted against approval of such matters. The details of the two proposals to be voted upon by the stockholders of the Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.



    As of August 30, 1996, there were issued and outstanding 24,179,865 shares of common stock of the Fund. Those persons who were stockholders of record at the close of business on August 30, 1996 will be entitled to one vote for each share held.



    This Proxy Statement is first being mailed to stockholders of the Fund on or about September 25, 1996.


1.  ELECTION OF DIRECTORS


    At the Special Meeting, nine (9) directors are to be elected to serve for a term to commence on the date of this meeting and continue until their successors shall have been duly appointed or elected. The table below shows the nominees for election to the Board, all of whom, other than Kenneth Kay, currently serve as directors of the Fund. The nominees for election to the Board of the Fund are also nominees for election to the Boards of FBL Series Fund, Inc. and FBL Variable Insurance Series Fund (the three funds collectively referred to as the "Farm Bureau Funds"), and all the nominees, other than Kenneth Kay, currently serve as directors/trustees of the Farm Bureau Funds. The affirmative vote of a majority of the shares present and entitled to vote will be required to elect the directors. The Board of Directors approved the nominees at a meeting held on August 15, 1996.

    It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each nominee has agreed to serve as a director of the Fund if elected; however, should any nominee become unwilling or unable to accept election, the proxies for the Fund will be voted for one or more substitute nominees designated by the Fund's present Board of Directors.


    The following lists each nominee for director and his or her age, principal occupation and other business affiliations, the year in which each nominee was first elected or appointed a director of the Fund, and the number of shares of the Fund that each nominee beneficially owned as of July 31, 1996.


                             NOMINEES FOR DIRECTOR


                                     YEAR FIRST                                                  SHARES OF FUND
                                      BECAME A                                                    BENEFICIALLY
           NAME AND AGE               DIRECTOR                PRINCIPAL OCCUPATION                   OWNED
- -----------------------------------  ----------   ---------------------------------------------  --------------
*Edward M. Wiederstein (48)             1996      Farmer; Chairman, FBL Financial Group, Inc.;          0
                                                   President and Director, Iowa Farm Bureau
                                                   Federation, Farm Bureau Life Insurance
                                                   Company, Universal Assurors Life Insurance
                                                   Company, FBL Insurance Brokerage, Inc., Farm
                                                   Bureau Mutual Insurance Company, Utah Farm
                                                   Bureau Insurance Company, FBL Financial
                                                   Services, Inc., BIC, Inc. and Farm Bureau
                                                   Agricultural Business Corporation; Director,
                                                   Western Farm Bureau Management Corporation,
                                                   Western Farm Bureau Life Insurance Company,
                                                   Western Agricultural Insurance Company,
                                                   American Agricultural Insurance Company and
                                                   Multi-Pig Corporation.

*Richard D. Harris (52)                 1996      Senior Vice President and                        34,673.41
                                                   Secretary-Treasurer, FBL Financial Group,
                                                   Inc., Western Farm Bureau Life Insurance
                                                   Company, Farm Bureau Life Insurance Company,
                                                   Universal Assurors Life Insurance Company,
                                                   Farm Bureau Mutual Insurance Company, Utah
                                                   Farm Bureau Insurance Company, FBL Financial
                                                   Services, Inc. and FBL Insurance Brokerage,
                                                   Inc.; Executive Director and Secretary-
                                                   Treasurer, Iowa Farm Bureau Federation;
                                                   Senior Vice President and Assistant
                                                   Secretary-Treasurer, South Dakota Farm
                                                   Bureau Mutual Insurance Company; Vice
                                                   President and Treasurer, Farm Bureau
                                                   Management Corporation; Former Director,
                                                   Public Policy Division, Iowa Farm Bureau
                                                   Federation; Director, Iowa FFA Foundation
                                                   and Iowa Make-A-Wish Foundation.

*Stephen M. Morain (50)                 1982      General Counsel and Assistant Secretary, Iowa    37,799.14
                                                   Farm Bureau Federation; General Counsel,
                                                   Secretary and Director, Farm Bureau
                                                   Management Corporation; Senior Vice
                                                   President and General Counsel, FBL Financial
                                                   Group, Inc., Farm Bureau Life Insurance
                                                   Company, Universal Assurors Life Insurance
                                                   Company, Farm Bureau Mutual Insurance
                                                   Company, Utah Farm Bureau Insurance Company,
                                                   FBL Financial Services, Inc., FBL Insurance
                                                   Brokerage, Inc. and South Dakota Farm Bureau
                                                   Mutual Insurance Company; Senior Vice
                                                   President, General Counsel and Director, FBL
                                                   Investment Advisory Services, Inc. and FBL
                                                   Marketing Services, Inc.; Vice President and
                                                   General Counsel, Western Farm Bureau Life
                                                   Insurance Company; Director, Computer Aided
                                                   Design Software, Inc. and Iowa Business
                                                   Development Finance Corporation; Chairman,
                                                   Edge Technologies, Inc.

                                     YEAR FIRST                                                  SHARES OF FUND
                                      BECAME A                                                    BENEFICIALLY
           NAME AND AGE               DIRECTOR                PRINCIPAL OCCUPATION                   OWNED
- -----------------------------------  ----------   ---------------------------------------------  --------------
Donald G. Bartling (69)                 1980      Farmer; Partner, Bartling Brothers                    0
                                                   Partnership (farming business); Director,
                                                   Papio Missouri River Natural Resources
                                                   District.

*John R. Graham (51)                    1985      Executive Vice President, Kansas Farm Bureau,       846.87
                                                   Kansas Farm Bureau Services, Kansas
                                                   Agricultural Marketing Association, FB
                                                   Services Insurance Agency, Kansas Farm
                                                   Bureau Life Insurance Company, The Farm
                                                   Bureau Mutual Insurance Company, Inc.,
                                                   Kansas Farm Bureau Reinsurance Company, Inc.
                                                   and KFB Insurance Company, Inc.; Chairman,
                                                   Chief Executive Officer and Director, FB
                                                   Capital Management, Inc. of Kansas;
                                                   Director, National Association of
                                                   Independent Insurers, Didde Corporation, and
                                                   Farm Bureau Mutual Insurance Agency of
                                                   Kansas; Partner, Arthur-Graham Rental
                                                   Properties, CM Brass and G&H Real Estate
                                                   Investments; Trustee, Master Teacher
                                                   Employee Benefit Pension Trust.

Erwin H. Johnson (53)                   1989      Farmer; Owner and Manager, Center View Farms          0
                                                   Co.; Director, First Security Bank and Trust
                                                   Co., Charles City, Iowa; Farm Associate,
                                                   Iowa State University Cooperative Extension
                                                   Service; Voting Delegate, former President
                                                   and Director, Floyd County Farm Bureau;
                                                   Financial and Farm Management Consultant;
                                                   Iowa State University Overseas Projects.

Ann Jorgensen (55)                      1988      Private Investor; Farm and Business                 314.61
                                                   Management; Partner, Jorg-Anna Farms;
                                                   President and Founder, Farm Home Offices;
                                                   Vice President, Timberlane Hogs Limited;
                                                   Director, Iowa Department of Economic
                                                   Development; Chairperson, Rural Development
                                                   Council; Member, Iowa Agriculture Products
                                                   Advisory Council; Secretary, Iowa Public
                                                   Television Foundation, Iowa Freedom
                                                   International Foundation, Friends of the
                                                   U.I.H.C.; Former Director and Chairperson,
                                                   Iowa's Alcoholic Beverage Control
                                                   Commission; Former Regent, State of Iowa
                                                   Board of Regents; Former Director, Iowa
                                                   Public Television and University of Iowa
                                                   Hospitals and Clinics.

Curtis C. Pietz (65)                    1986      Farmer; Director and Part Owner, Storden Seed         0
                                                   and Chemical Service, Inc.; Director,
                                                   Minnesota Rural Finance Authority; Former
                                                   Program Evaluator, Minnesota Department of
                                                   Vocational Education; Former President,
                                                   Jackson County Farm Bureau; Former Chairman
                                                   and Director, Southwest Farm Management
                                                   Association; Director, F.C.S.

Kenneth Kay (53)                                  Farmer; Salesman, Pioneer Seed Corn; Voting           0
                                                   Delegate, Vice President and former
                                                   President, Cass County Farm Bureau;
                                                   Director, First Whitney Bank and Trust;
                                                   Board Member, Transportation Committee
                                                   Chairman, Cass Atlantic Development
                                                   Corporation.


- ------------------------------
* "Interested Person" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940.

    THE FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR.

    The directors affiliated with the Adviser serve without any compensation from the Fund. Each director who is not affiliated with the Adviser receives a fee of $115 plus expenses for each directors' meeting attended.


    The table below shows, for each director who is not affiliated with the Adviser, the aggregate compensation paid by the Fund for its fiscal year ended July 31, 1996. The second column of the table shows the total compensation received by the directors for calendar year 1995 for services as a director of the Fund and the other Farm Bureau Funds (FBL Series Fund, Inc. and FBL Variable Insurance Series Fund).



                                                                            TOTAL
                                                                        COMPENSATION
                                                          AGGREGATE     FROM ALL FARM
                                                        COMPENSATION       BUREAU
NAME OF DIRECTOR                                        FROM THE FUND     FUNDS(1)
- -----------------------------------------------------  ---------------  -------------

Donald G. Bartling...................................     $     460       $   1,380

John R. Graham.......................................     $     460       $   1,380

Erwin H. Johnson.....................................     $     345       $   1,380

Ann Jorgensen........................................     $     460       $   1,380

Dale W. Nelson.......................................     $     460       $   1,380

Curtis C. Pietz......................................     $     460       $   1,380


- ------------------------------

(1) Directors do not receive pension or retirement benefits from the Funds.



    The Fund's Board of Directors has an audit committee and a nominating committee, both of which are composed of the Directors who are not "interested persons." The audit committee of the Fund held two meetings during the fiscal year ended July 31, 1996. The nominating committee, at a meeting held on August 15, 1996, proposed the nominees for election by the stockholders; and the Board of Directors, including the non-interested directors, concurred. Stockholders wishing to submit the name of a candidate for consideration by the Committee should submit their recommendations to the Secretary of the Fund.


    The Fund's Board of Directors held four meetings during the fiscal year ended July 31, 1996. During the last fiscal year, each director attended 75% or more of the Fund's Board meetings, and the committee meetings if a member thereof, except that Mr. Johnson attended one of the two audit committee meetings held.

    The following table sets forth information as of August 15, 1996 with respect to each executive officer of the Fund, other than executive officers who are nominees for director and listed above. Officers of the Fund receive no compensation from the Fund. The officers of the Fund hold office until their successors are chosen and qualified. The Fund's officers are elected, generally on an annual basis, by the Board of Directors.

    On August 15, 1996 directors and executive officers of the Fund as a group beneficially owned 120,375.44 shares of common stock of the Fund. As of July 31, 1996, no person is known to the Fund to have owned beneficially more than five percent of the shares of the Fund except that FBL Real Estate Ventures, Inc., 5400 University Avenue, West Des Moines, Iowa 50266 owned 1,532,797.52 shares (6.23%) of the outstanding common stock of the Fund.

                                                                      YEAR
                                         POSITIONS AND OFFICES        FIRST
         NAME                AGE               WITH FUND             ELECTED              PRINCIPAL OCCUPATION
- -----------------------  -----------  ----------------------------  ---------  -------------------------------------------

Thomas R. Gibson                 52   Executive Vice President and    1987     Executive Vice President, General Manager
                                       General Manager                          and Chief Executive Officer, FBL Financial
                                                                                Group, Inc.; Executive Vice President and
                                                                                General Manager, Farm Bureau Life
                                                                                Insurance Company, Universal Assurors Life
                                                                                Insurance Company, Western Farm Bureau
                                                                                Life Insurance Company, Farm Bureau Mutual
                                                                                Insurance Company, Utah Farm Bureau
                                                                                Insurance Company, FBL Insurance
                                                                                Brokerage, Inc., FBL Financial Services,
                                                                                Inc., and South Dakota Farm Bureau Mutual
                                                                                Insurance Company; Executive Vice
                                                                                President, General Manager and Director,
                                                                                FBL Investment Advisory Services, Inc. and
                                                                                FBL Marketing Services, Inc.

Timothy J. Hoffman               46   Vice President, Chief           1987     Vice President, Chief Marketing Officer,
                                       Marketing Officer                        FBL Financial Group, Inc., Farm Bureau
                                                                                Life Insurance Company, Universal Assurors
                                                                                Life Insurance Company, Western Farm
                                                                                Bureau Life Insurance Company, Farm Bureau
                                                                                Mutual Insurance Company, Utah Farm Bureau
                                                                                Insurance Company, FBL Financial Services,
                                                                                Inc., South Dakota Farm Bureau Mutual
                                                                                Insurance Company and FBL Insurance
                                                                                Brokerage, Inc.; President and Director,
                                                                                FBL Marketing Services, Inc. and FBL
                                                                                Educational Services, Inc.; Vice
                                                                                President, Chief Marketing Officer and
                                                                                Director, FBL Investment Advisory
                                                                                Services, Inc.

William J. Oddy                  52   Vice President, Chief           1981     Vice President, Chief Operating Officer and
                                       Operating Officer and                    Assistant General Manager, FBL Financial
                                       Assistant General Manager                Group, Inc., Farm Bureau Life Insurance
                                                                                Company, Universal Assurors Life Insurance
                                                                                Company, Western Farm Bureau Life
                                                                                Insurance Company, FBL Insurance
                                                                                Brokerage, Inc., Utah Farm Bureau
                                                                                Insurance Company, Farm Bureau Mutual
                                                                                Insurance Company, South Dakota Farm
                                                                                Bureau Mutual Insurance Company and FBL
                                                                                Financial Services, Inc.; President,
                                                                                Treasurer and Director, Communications
                                                                                Providers, Inc.; Vice President, Chief
                                                                                Operating Officer, Assistant General
                                                                                Manager and Director, FBL Investment
                                                                                Advisory Services, Inc. and FBL Marketing
                                                                                Services, Inc.; President and Director,
                                                                                FBL Real Estate Ventures, Ltd. and RIK,
                                                                                Inc.

Richard D. Warming               63   Vice President, Chief           1987     Vice President, Chief Investment Officer
                                       Investment Officer                       and Assistant Treasurer, FBL Financial
                                                                                Group, Inc., Farm Bureau Life Insurance
                                                                                Company, Universal Assurors Life Insurance
                                                                                Company, Western Farm Bureau Life
                                                                                Insurance Company, FBL Insurance
                                                                                Brokerage, Inc., Utah Farm Bureau
                                                                                Insurance Company, FBL Financial Services,
                                                                                Inc., Farm Bureau Mutual Insurance Company
                                                                                and South

                                                                      YEAR
                                         POSITIONS AND OFFICES        FIRST
         NAME                AGE               WITH FUND             ELECTED              PRINCIPAL OCCUPATION
- -----------------------  -----------  ----------------------------  ---------  -------------------------------------------

                                                                                Dakota Farm Bureau Mutual Insurance
                                                                                Company; President and Director, FBL
                                                                                Leasing Services, Inc. and FBL Investment
                                                                                Advisory Services, Inc.; Vice President,
                                                                                Chief Investment Officer and Director, FBL
                                                                                Marketing Services, Inc.; Vice President,
                                                                                Secretary and Director, RIK, Inc;
                                                                                Secretary and Director, FBL Real Estate
                                                                                Ventures, Ltd.

James W. Noyce                   40   Vice President, Chief           1996     Vice President, Chief Financial Officer,
                                       Financial Officer                        FBL Financial Group, Inc., Farm Bureau
                                                                                Life Insurance Company, Universal Assurors
                                                                                Life Insurance Company, Western Farm
                                                                                Bureau Life Insurance Company, Farm Bureau
                                                                                Mutual Insurance Company, Utah Farm Bureau
                                                                                Insurance Company, FBL Insurance
                                                                                Brokerage, Inc., FBL Financial Services,
                                                                                Inc. and South Dakota Farm Bureau Mutual
                                                                                Insurance Company; Vice President,
                                                                                Treasurer and Director; FBL Leasing
                                                                                Services, Inc. and RIK, Inc.; Vice
                                                                                President, Chief Financial Officer,
                                                                                Treasurer and Director, FBL Investment
                                                                                Advisory Services, Inc. and FBL Marketing
                                                                                Services, Inc.; Treasurer and Director,
                                                                                FBL Real Estate Ventures, Ltd.

Dennis M. Marker                 45   Investment Vice President,      1982     Investment Vice President, Administration,
                                       Administration and                       FBL Financial Group, Inc., Farm Bureau
                                       Assistant Secretary                      Life Insurance Company, Universal Assurors
                                                                                Life Insurance Company, Western Farm
                                                                                Bureau Life Insurance Company, FBL
                                                                                Insurance Brokerage, Inc., Farm Bureau
                                                                                Mutual Insurance Company, Utah Farm Bureau
                                                                                Insurance Company and South Dakota Farm
                                                                                Bureau Mutual Insurance Company; Vice
                                                                                President and Director, FBL Leasing
                                                                                Services, Inc.; Investment Vice President,
                                                                                Administration, Secretary and Director,
                                                                                FBL Investment Advisory Services, Inc. and
                                                                                FBL Marketing Services, Inc.

Sue A. Cornick                   35   Market Conduct and Mutual       1990     Market Conduct and Mutual Funds Vice
                                       Funds Vice President and                 President and Assistant Secretary, FBL
                                       Assistant Secretary                      Investment Advisory Services, Inc. and FBL
                                                                                Marketing Services, Inc.

Kristi Rojohn                    33   Assistant Secretary             1990     Senior Compliance Assistant and Assistant
                                                                                Secretary, FBL Investment Advisory
                                                                                Services, Inc. and FBL Marketing Services,
                                                                                Inc.

Elaine A. Followwill             26   Assistant Secretary             1995     Compliance Assistant and Assistant
                                                                                Secretary, FBL Investment Advisory
                                                                                Services, Inc. and FBL Marketing Services,
                                                                                Inc.


2.  SELECTION OF INDEPENDENT AUDITORS

    The members of the Fund's Board of Directors who are not "interested persons" of the Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records of the Fund for the fiscal year ending July 31, 1997. Ernst & Young LLP has served the Fund in this capacity since 1987 and has no direct or indirect financial interest in the Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of the Fund is being submitted to the stockholders for ratification, which requires the affirmative vote of a majority of the shares of the Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Special Meeting and will be available to respond to any appropriate questions and to make a statement if he or she wishes.



    THE FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.


STOCKHOLDER PROPOSALS

    Since the Fund does not hold regular meetings of its stockholders, the date of the next special stockholder meeting cannot be anticipated. Any stockholder who wishes to submit a proposal for consideration at the next meeting of stockholders, when and if it is called, should submit such proposal to the Fund.

GENERAL

    Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Fund's Special Meeting. However, if other matters are properly presented to the Special Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the person acting under the proxies.


    Failure of a quorum to be present at the Special Meeting will necessitate adjournment and will subject the Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Special Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the stockholders.


    IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          Edward M. Wiederstein
                                          PRESIDENT

                 (This page has been left blank intentionally.)

     THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF
                          FBL MONEY MARKET FUND, INC.
       PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS, NOVEMBER 7, 1996

The undersigned hereby appoints Edward M. Wiederstein, Richard D. Harris and Stephen M. Morain, and each of them, proxies with several powers of substitution, to vote for the undersigned at the 1996 Special Meeting of Shareholders of FBL MONEY MARKET FUND, INC., to be held on November 7, 1996, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. ALL PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAVE BEEN PROPOSED BY THE BOARD OF DIRECTORS. IF NO DIRECTION IS GIVEN ON THESE PROPOSALS, THIS PROXY CARD WILL BE VOTED "FOR" THE NOMINEES AND "FOR" ITEM 2. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

 PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the reverse side of this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

/X/  PLEASE MARK VOTES AS IN THIS EXAMPLE

                                               For   Withhold   For All Except
1.)  Election of Directors.                    / /      / /          / /

                EDWARD M. WIEDERSTEIN, RICHARD D. HARRIS,
         STEPHEN M. MORAIN, DONALD G. BARTLING, JOHN R. GRAHAM,
            ERWIN H. JOHNSON, ANN JORGENSEN, CURTIS C. PIETZ
                            AND KENNETH KAY

If you do not wish your shares voted for a particular nominee, mark the "For All Except" box and strike a line through the nominee's name.

                                                    For   Against   Abstain
2.)  Ratification of selection of auditors.         / /     / /       / /

RECORD DATE SHARES:

                          FBL MONEY MARKET FUND, INC.

Please be sure to sign and date this Proxy.

                                              Date
                                              ________________________________

______________________________________________________________________________
     Stockholder sign here                            Co-owner sign here

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  DETACH CARD                                                    DETACH CARD